MASTER NEW LENDER AGREEMENT

This Master New Lender Agreement dated as of April 6, 2020 (this “Agreement”) is by and among Phillips 66, a Delaware corporation (the “Borrower”), each financial institution party hereto (each a “New Lender” and collectively, the “New Lenders”) and Mizuho Bank, Ltd., in its capacity as administrative agent (the “Administrative Agent”) and a Lender under the Credit Agreement dated as of March 19, 2020 (as the same may be amended or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Phillips 66 Company (the “Initial Guarantor”), the Lender party thereto (the “Existing Lender”), and Mizuho Bank, Ltd., as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned thereto in the Credit Agreement.
WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Commitments under the Credit Agreement by agreeing with banks, financial institutions or other entities that are not Lenders to provide new Commitments.
WHEREAS, the Borrower has given notice to the Administrative Agent of its intention to increase the Commitments pursuant to such Section 2.20 of the Credit Agreement and has offered to the New Lenders the opportunity to participate in all or a portion of the increased Commitments.
WHEREAS, each undersigned New Lender desires to become a Lender under the Credit Agreement and extend Loans to the Borrower in accordance with the terms thereof, and the Administrative Agent desires to consent thereto.
NOW, THEREFORE, the parties hereto agree as follows:
(a)Loan Documents. Each New Lender, for itself, hereby acknowledges receipt of copies of the Credit Agreement and the other Loan Documents.
(b)    Joinder to Credit Agreement. By executing and delivering this Agreement, each New Lender, for itself, hereby agrees (a) to become a party to the Credit Agreement as a Lender as defined therein and (b) to be bound by all the terms, conditions, representations, and warranties of the Credit Agreement and the other Loan Documents applicable to Lenders. Each New Lender is hereby added to the Credit Agreement as a Lender, and all references to the Lenders in the Loan Documents shall be deemed to include each New Lender. The Commitment of each New Lender is set forth on Schedule I attached hereto and the increased total of all the Commitments shall be $2,000,000,000.
(c)    Waiver and Consent.
(d)    The Administrative Agent hereby consents to the addition of each New Lender as a Lender under the Credit Agreement.

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(e)    This Agreement shall be deemed to be a Commitment Increase Notice as required by Section 2.20(a) of the Credit Agreement from the Borrower with respect to the request to increase the total Commitments in the aggregate amount of $1,000,000,000.
(f)    The Existing Lender waives any rights of such Lender under Section 2.20 to any prior notices of the increase in total Commitments.
(g)    Reallocation and Assignment.
(h)    The Existing Lender agrees to reallocate its outstanding Loans and Commitments, as set forth on Schedule I, to allow each New Lender to become a party to the Credit Agreement.
(i)    Each of the Administrative Agent and the Borrower consent to: (i) the reallocation of the Commitments as set forth on Schedule I, (ii) the reallocation of the outstanding Loans in accordance with each Lender’s Commitment Percentage as set forth on Schedule I, (iii) the Existing Lender’s assignment of certain of its rights and obligations under the Credit Agreement to the New Lenders to the extent needed to achieve the commitment levels set forth hereunder, and (iv) each New Lender’s acquisition of an interest in the Loans and Commitments as set forth on Schedule I. On the effective date of this Agreement and after giving effect to such reallocation and increase of the Commitments, the Commitment and Commitment Percentage of each Lender shall be as set forth on Schedule I attached hereto.
(j)    The reallocation of the Commitments among the Lenders (including the New Lenders, including the assignment by the Existing Lender of its applicable rights and obligations under the Credit Agreement to the New Lenders), shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit D to the Credit Agreement as if such Lenders had executed an Assignment and Assumption with respect to such reallocation. The Administrative Agent hereby waives the processing and recordation fees set forth in Section 9.6(c) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 4(c).
(k)    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
(l)    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, and may be delivered by electronic or facsimile means or any other electronic means that reproduces an image of the actual executed signature page, and each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
(m)    New Lender Credit Decision. Each New Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the information contained in the Credit Agreement and such other documents and

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information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to agree to the various matters set forth herein. Each New Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.
(n)    Representation and Warranties of the Borrower. The Borrower represents and warrants as follows:
(o)    The execution, delivery and performance by the Borrower of this Agreement (i) are within its corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, (ii) require no consent or approval of, or other action by or in respect of, or registration or filing with, any Governmental Authority, (iii) do not contravene or constitute a breach or default under, any of its Organization Documents, (iv) do not contravene any applicable Law or regulation, and (v) do not result in the creation or imposition of any Lien prohibited by the Credit Agreement on any assets of the Borrower or any Subsidiaries, except, in the cases of clauses (ii) and (iv), as would not reasonably be expected to result in a Material Adverse Effect.
(p)    This Agreement constitutes a valid and binding agreement, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, moratorium, insolvency or similar Laws affecting the rights of creditors generally and general principles of equity.
(q)    The aggregate amount of all increases in Commitments pursuant to Section 2.20 of the Credit Agreement, including the increase set forth herein, does not exceed the aggregate amount of increases allowed pursuant to Section 2.20(f) of the Credit Agreement.
(r)    No Default or Event of Default has occurred and is continuing.
(s)    The Initial Guarantor constitutes the only Required Guarantor.
(t)    Representations and Warranties of the Guarantors. The Initial Guarantor represents and warrants as follows:
(u)    The execution, delivery and performance by such Guarantor of this Agreement (i) are within its corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, (ii) require no consent or approval of, or other action by or in respect of , or registration or filing with, any Governmental Authority, (iii) do not contravene or constitute a breach or default under, any of its Organization Documents, (iv) do not contravene any applicable Law or regulation, and (v) do not result in the creation or imposition of any Lien prohibited by the Credit Agreement on any assets of the Borrower or any Subsidiaries, except, in the cases of clauses (ii) and (iv), as would not reasonably be expected to result in a Material Adverse Effect.

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(v)    This Agreement constitutes a valid and binding agreement, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, moratorium, insolvency or similar Laws affecting the rights of creditors generally and general principles of equity.
(w)    Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.
(x)    Ratification. Each of the Borrower and the Initial Guarantor hereby ratifies all of its respective Obligations under the Credit Agreement, the Notes, and the other Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and the other Loan Documents to which it is a party shall continue in full force and effect after giving effect to this Agreement. Nothing in this Agreement extinguishes, novates or releases any right or claim of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is such Person released from any covenant, warranty or obligation created by or contained herein.
[Signatures on following page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.
NEW LENDER:
BANK OF AMERICA, N.A.
By:    /s/ Pace Doherty
Name: Pace Doherty
Title: Vice President

Signature Page to Master New Lender Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.
NEW LENDER:
THE BANK OF NOVA SCOTIA, HOUSTON BRANCH
By:    /s/ Donovan Crandall
Name: Donovan Crandall
Title: Managing Director

Signature Page to Master New Lender Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.
NEW LENDER:
BNP PARIBAS
By:    /s/ Ade Adedeji
Name: Ade Adedeji
Title: Director
By:    /s/ Christopher Sked
Name: Christopher Sked
Title: Managing Director

Signature Page to Master New Lender Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.

CITIBANK, N.A.
By:    /s/ Maureen Maroney
Name: Maureen Maroney
Title: Authorized Signatory

Signature Page to Master New Lender Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.
NEW LENDER:
THE TORONTO-DOMINION BANK, NEW YORK BRANCH
By:    /s/ Hughroy Enniss
Name: Hughroy Enniss
Title: Authorized Signatory

Signature Page to Master New Lender Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.
NEW LENDER:
TRUIST BANK
By:    /s/ James Giordano
Name: James Giordano
Title: Senior Vice President

Signature Page to Master New Lender Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.
NEW LENDER:
COMMERZBANK AG, NEW YORK BRANCH
By:    /s/ Barbara Stacks

By:    /s/ James Boyle

Signature Page to Master New Lender Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.
NEW LENDER:
MUFG UNION BANK, N.A.
By:    /s/ Anastasiya Bykov
Name: Anastasiya Bykov
Title: Vice President

Signature Page to Master New Lender Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.
NEW LENDER:
BANK OF CHINA, NEW YORK BRANCH
By:    /s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

Signature Page to Master New Lender Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.
NEW LENDER:
GOLDMAN SACHS BANK USA
By:    /s/ Jacob Elder
Name: Jacob Elder
Title: Authorized Signatory

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ROYAL BANK OF CANADA
By:    /s/ Don McKinnerney
Name: Don McKinnerney
Title: Authorized Signatory

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.
NEW LENDER:
U.S. BANK NATIONAL ASSOCIATION
By:    /s/ Shawn O’Hara
Name: Shawn O’Hara
Title: Senior Vice President

Signature Page to Master New Lender Agreement

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Accepted and agreed to as of the date first above written:
PHILLIPS 66, as Borrower
By:    /s/ Judith A. Vincent
Name:    Judith A. Vincent
Title:    Vice President and Treasurer
PHILLIPS 66 COMPANY, as Initial Guarantor
By:    /s/ Judith A. Vincent
Name:    Judith A. Vincent
Title:    Vice President and Treasurer

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Accepted and agreed to as of the date first above written:
MIZUHO BANK, LTD., as Administrative Agent
and as Lender
By:    /s/ Brittany Starck Pinkerton
Name:    Brittany Starck Pinkerton
Title:    Managing Director

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Schedule I
COMMITMENTS

Lender	Commitment	Commitment Percentage
Mizuho Bank, Ltd.	$195,000,000.00	9.750000000%
Bank of America, N.A.	$195,000,000.00	9.750000000%
The Bank of Nova Scotia, Houston Branch	$195,000,000.00	9.750000000%
BNP Paribas	$195,000,000.00	9.750000000%
Citibank, N.A.	$195,000,000.00	9.750000000%
The Toronto-Dominion Bank, New York Branch	$195,000,000.00	9.750000000%
Truist Bank	$195,000,000.00	9.750000000%
Commerzbank AG, New York Branch	$150,000,000.00	7.500000000%
MUFG Union Bank, N.A.	$135,000,000.00	6.750000000%
Bank of China, New York Branch	$100,000,000.00	5.000000000%
Goldman Sachs Bank USA	$100,000,000.00	5.000000000%
Royal Bank of Canada	$100,000,000.00	5.000000000%
U.S. Bank National Association	$50,000,000.00	2.500000000%
Total	$2,000,000,000.00	100.000000000%

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